EXECUTIVE CONSULTANT AMENDMENT AGREEMENT

This Executive Consultant Amendment Agreement (the "Agreement") dated for reference the 30th day of April, 2005 (the "Effective Date"), between WORLDBID CORPORATION, a Nevada corporation, (the "Company") and LOGAN ANDERSON (the “Consultant”).

WHEREAS:

A.            The Company and the Consultant entered into an executive consultant agreement dated September 1, 2001, as amended on November 1, 2002 and August 29, 2003 (the “Executive Consultant Agreement”) whereby the Consultant has agreed to act as president and chief executive officer of the Company and to provide consultant services to the Company at a rate of US$7,500 per month.

B.            The Company and the Consultant have agreed to extend the term of the Executive Consultant Agreement.

THIS AGREEMENT WITNESSES THAT:

1.            DEFINITIONS

1.1          Capitalized terms used in this Agreement shall have the same meaning as specified in the Executive Consultant Agreement unless the context clearly indicates the contrary.

2.            AMENDMENT

2.1          The Term of the Executive Consultant Agreement is hereby extended on the same terms and conditions for further periods of one month each, unless either party provides the other party with a notice of non-renewal, which notice must be given no later than 10 days prior to the expiry of the Term.

2.2          The Consultant Fee payable by the Company to the Consultant pursuant to the Executive Consultant Agreement is hereby amended from US$7,500 per month to US$3,000 per month effective as of the Effective Date.

3.            MISCELLANEOUS

3.1          The Executive Consultant Agreement shall continue in full force and effect without amendment, other than expressly amended by this Agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

WORLDBID CORPORATION
by its authorized signatory:

/s/ Howard Thomson
Signature of Authorized Signatory
Howard Thomson

Name of Authorized Signatory
Chief Financial Officer

Position of Authorized Signatory

SIGNED, SEALED AND DELIVERED
BY LOGAN ANDERSON in the presence of:

Signature of Witness

/s/ Logan Anderson
Name of Witness	LOGAN ANDERSON

Address of Witness